SUPPLEMENT DATED JUNE 28, 2005

TO THE

PROSPECTUSES

OF THE

FUNDS INDICATED BELOW

The information set forth under the heading “Financial Highlights” in each of the Prospectuses for the Funds listed below is amended to insert the following prior to the financial highlights tables:

PricewaterhouseCoopers LLP has resigned as the independent registered public accounting firm for the funds for internal business reasons, effective June 17, 2005. The funds’ Audit Committees have approved the engagement of KPMG LLP as the funds’ new independent registered public accounting firm. A majority of each fund’s Board of Directors, including a majority of the independent Directors, approved the appointment of KPMG LLP, subject to the right, of each fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

The reports of PricewaterhouseCoopers LLP on the funds’ financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the funds’ two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

SALOMON BROTHERS SERIES FUNDS INC	April 29, 2005

SALOMON BROTHERS CAPITAL FUND INC	April 29, 2005

SALOMON BROTHERS INVESTORS VALUE FUND INC	April 29, 2005

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC	April 29, 2005

SALOMON BROTHERS VARIABLE SERIES FUNDS INC	April 29, 2005